Exhibit 10.1
UNSECURED PROMISSORY NOTE
THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS UNSECURED AND SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF THE SENIOR DEBT PURSUANT TO THE TERMS OF THE SUBORDINATION AGREEMENT.
$3,333,334
        August 25, 2025 (the “Effective Date”)
1.Principal. FOR VALUE RECEIVED, RideNow Group, Inc., a Nevada corporation (the “Borrower”), hereby unconditionally promises to pay to [___] (the “Lender”), the principal sum of $3,333,334, in legal and lawful money of the United States of America, pursuant to this Unsecured Promissory Note (this “Note”). Reference is hereby made to that certain Subordination Agreement, dated as of the date hereof (the “Subordination Agreement”), by and among Oaktree Fund Administration, LLC (the “Senior Agent”), the Borrower and the subsidiaries of the Borrower party thereto, and the Lender and the other subordinated lenders party thereto, as such may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Subordination Agreement.
2.Maturity. The entire unpaid principal balance of this Note together with all accrued and unpaid interest thereon and all other amounts payable in connection with this Note (such amounts, the “Outstanding Balance”) shall be due and payable in cash on August 31, 2028 (the “Maturity Date”).
3.Interest. This Note shall bear interest on the unpaid principal amount hereof from the Effective Date until paid in full. This Note shall bear interest at the rate equal to (a) prior to the Maturity Date, 13.0% per annum and (b) from and after the Maturity Date, 15.0% per annum, but in each case in no event in excess of the maximum nonusurious interest rate permitted by applicable law. Interest shall be due and payable in arrears (i) on the last Business Day of each February and August of each calendar year until the Maturity Date, beginning with February 27, 2026 (each, an “Interest Accrual Date”), (ii) upon the prepayment of the Outstanding Balance, in full or in part, (iii) on the Maturity Date, or (iv) upon acceleration of the amounts due under this Note pursuant to the terms hereof. On each Interest Accrual Date, accrued interest expense will be payable in-kind (“PIK Interest”). PIK Interest shall be automatically capitalized on each Interest Accrual Date and added to the outstanding principal amount of this Note. For the avoidance of doubt, following any increase in the principal amount of this Note upon a payment of PIK Interest on any Interest Accrual Date, this Note shall bear interest on such increased principal amount from and after the date of such Interest Accrual Date, and all references herein to the principal amount of this Note shall include all accrued interest capitalized as a result of any payment in-kind of PIK Interest. Interest payable under this Note shall be computed on the basis of year of 365 or 366 days, as applicable, and actual days elapsed occurring in the period for which payable.
4.Use of Proceeds. The proceeds of this Note shall be used by the Borrower to prepay outstanding principal amounts of the Senior Debt under the Senior Credit Agreement.
5.Prepayments; Manner of Payment.
(a)The principal amount of this Note and any interest payable hereunder may be prepaid at the option of the Borrower in cash, in whole or in part, at any time and from time to time, without premium or penalty, upon at least two Business Days’ prior written notice to the Lender. Any principal amounts prepaid or repaid by the Borrower may not be re-borrowed.
(b)If the Lender participates in a Specified Equity Offering, the Lender shall have the right to require the Borrower to use the net cash proceeds received from the Lender in such Specified Equity Offering to make a mandatory prepayment of this Note, as more particularly specified in Section 11.

(c)All payments received shall be applied first against costs of collection, if any, then against any costs, fees or expenses required to be reimbursed pursuant to the terms hereof, if any, then against accrued and unpaid interest, if any, then against principal. All payments shall be made in lawful money of the United States of America, in immediately available funds, by wire transfer to the account set forth on Schedule A attached hereto or to such other account at a commercial bank located in the United States of America as is identified by the Lender in a written notice to the Borrower. All payments must be received by the applicable Lender no later than 3:00 p.m. (Eastern time) on the date such payment shall become due, and any payment made after such time shall be deemed to have been made on the next succeeding Business Day. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim.
(d)If the due date of any payment or performance under this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall continue to accrue.
6.Representations and Warranties. The Borrower and the Guarantors (defined below) each hereby represent and warrant to the Lender as follows:
(a)Each is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.
(b)Each has all requisite capacity to execute and deliver this Note and to perform its obligations hereunder. This Note has been duly and validly authorized, executed and delivered by such entity and constitutes a valid and binding obligation of such entity enforceable against such entity in accordance with its terms, except as limited by laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any governmental authority before which any action seeking enforcement may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity).
(c)The execution, delivery and performance of this Note, the consummation of the transactions contemplated hereby, and the performance by each of its obligations hereunder do not and will not (i) result in any violation of any term of its certificate of incorporation, bylaws or other organizational documents, each as in effect on the date hereof, (ii) be in conflict with or constitute a default under any of the foregoing and will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of such entity pursuant to the foregoing, (iii) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Borrower or its properties is bound or subject which could reasonably be expected to result in a Material Adverse Effect, (iv) require such entity to obtain any consent or approval, or give any notice to, or make any filing with, any third party or governmental authority, solely to the extent that the failure to obtain such consent or approval, or give any such notice, or make any such filing, could reasonably be expected to result in a Material Adverse Effect, (v) result in a material violation, default, or breach of (with or without due notice or lapse of time or both), give rise to any right of termination, cancellation or acceleration under, give rise to or accelerate any liability, payment or right under, or require the consent of any third party to, any material contract or agreement to which the Borrower or any of its Subsidiaries is a party or bound, (vi) result in the imposition or creation of any lien upon or with respect to any of the assets, properties or rights of Borrower or any of its Subsidiaries, or (vii) result in a breach of, or constitute a default under, the Senior Loan Documents.
(d)The execution, delivery and performance by each of this Note and the consummation of the transactions contemplated hereby require no action by or in respect of, or consent from, approval, order, permit or authorization of, or registration, declaration or notification to, or filing with any governmental authority, except for any such action or filing the failure of which to be made or obtained would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on such entity.
(e)The representations and warranties contained in Sections 5.05 through 5.10, 5.13 and 5.14 of the Senior Credit Agreement are true and correct in all respects.

7.Covenants.
(a)Limitation on Liens. Neither the Borrower nor any Guarantor shall create, incur, assume or suffer to exist any security interest or lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than security interests and liens permitted under the Senior Credit Agreement.
(b)Punctual Payments. The Borrower shall punctually pay all principal, interest and other liabilities due under this Note at the times and place and in the manner specified herein.
(c)Conduct of Business. The Borrower and each Guarantor shall (i) preserve and maintain its legal existence, (ii) preserve and maintain all of its rights, privileges, licenses and franchises necessary for the conduct of its business, (iii) comply with the requirements of all applicable laws, rules, regulations and orders of governmental authorities, (iv) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained, and (v) keep adequate records and books of account, in which entries will be made in accordance with generally accepted accounting principles consistently applied, except, in each case in clauses (ii)-(v), for failures that, individually or in the aggregate, will not result in a material adverse effect on such entity.
8.Events of Default and Remedies.
(a)Each of the following events shall constitute an “Event of Default” hereunder:
(i)the Borrower shall default in (i) the payment of any principal owing under this Note when due and (ii) the performance or observance of any covenant in Section 7(a) of this Note;
(ii)the Borrower shall default in the performance or observance of any covenant in Section 7(b) of this Note (other than a default in the payment of principal when due) and such default shall continue for 5 Business Days following the Borrower’s receipt of a written default notice;
(iii)the Borrower shall default in the performance or observance of any covenant in Section 7(c) of this Note and such default shall continue for 30 Business Days following the Borrower’s receipt of a written default notice;
(iv)the Borrower or a Guarantor shall (A) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (B) make a general assignment for the benefit of its creditors, (C) commence a voluntary case under Title 11 of the United States Code (the “Federal Bankruptcy Code”), (D) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, or (E) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code;
(v)Any representation or warranty by the Borrower or any Guarantor made herein shall prove to have been incorrect in any material respect (without duplication of other materiality qualifiers contained therein) on or as of the date made;

(vi)the occurrence and continuation of a Senior Debt Default;
(vii)a proceeding or case shall be commenced, without the application or consent of the Borrower or a Guarantor, in any court of competent jurisdiction, seeking (A) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (B) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of it or of all or any substantial part of its property, or (C) similar relief in respect of it under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against it shall be entered in an involuntary case under the Federal Bankruptcy Code; or
(viii)a Change of Control Triggering Event occurs.
(b)Subject to the Subordination Agreement, upon the occurrence of an Event of Default hereunder (other than in the case of Section 8(a)(iv) or Section 8(a)(vii) for which no notice shall be required and all principal and accrued interest thereon and all other amounts of the Outstanding Balance shall be automatically due and payable in cash upon the occurrence of any such Event of Default), in addition to any other remedies available to the Lender (whether by contract, at law, in equity or otherwise), the principal and all other amounts of the Outstanding Balance shall, upon written notice to the Borrower, become immediately due and payable in cash without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.
(c)Subject to the Subordination Agreement, the Borrower waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor, acceleration, intent to accelerate and nonpayment of this Note.
(d)Subject to the Subordination Agreement, the Borrower agrees to pay all reasonable costs of collection incurred during an Event of Default (including without limitation attorney’s fees).
9.Subordination. Notwithstanding any other provision of this Note or any other agreement or instrument, any and all claims of the Lender against the Borrower or any Guarantor under or in connection with this Note, or against any of their respective properties, shall be expressly subordinate and junior in right of payment to all Senior Debt subject to the terms of the Subordination Agreement, and all payments in respect of indebtedness and other obligations under or in connection with this Note may only be made at the times and in the amounts permitted under the Subordination Agreement.
10.Guaranty.
(a)Subject to the Subordination Agreement, to the maximum extent permitted by applicable law, each of the subsidiary guarantors party hereto (collectively, the “Guarantors”), hereby absolutely, unconditionally and irrevocably. jointly and severally, guarantees, as primary obligor and not merely as surety, to the Lender the due, complete and punctual payment by the Borrower of all of the Borrower’s obligations, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred pursuant to this Note (the “Guaranteed Obligations”) and that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Subordinated Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of each Guarantor under this guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against the Borrower or any Guarantor or whether the Borrower or any Guarantor is joined in any such action or actions. If the Borrower fails to satisfy the Guaranteed Obligations if and when due, the Guarantors shall forthwith pay, or cause to be paid, the full amount of the Guaranteed Obligations regardless of whether any action is brought against the Borrower. The liability of any Guarantor under this guaranty shall be as a primary obligor (and not merely as a surety) and shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:
(i)any lack of validity or enforceability of any Subordinated Loan Document;
(ii)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Subordinated Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any Guarantor or extension of the maturity of any Guaranteed Obligations or otherwise;
(iii)any taking, exchange, release or non-perfection of any collateral;
(iv)any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;
(v)any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of the Borrower or any Guarantor;
(vi)any manner of application of any collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Subordinated Debt of the Borrower or any Guarantor under the Subordinated Loan Documents or any other assets of the Borrower or any Guarantor;
(vii)any failure to disclose to the Borrower or any Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any Guarantor now or hereafter known to the Lender (each Guarantor waiving any duty on the part of the Lender to disclose such information);
(viii)taking any action in furtherance of the release of any Guarantor or any other Person that is liable for the Subordinated Debt from all or any part of any liability arising under or in connection with any Subordinated Loan Document without the prior written consent of the Lender; or
(ix)any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Guarantor or any other guarantor or surety.
(b)
(c)The guaranty provided pursuant to this Section 10 shall be a continuing guaranty of payment and not of collection and shall not be conditioned or contingent upon the pursuit of any remedies against the Borrower or any other person or entity.
(d)The guaranty provided for in this Section 10 shall remain in full force and effect until the date on which all of the Guaranteed Obligations have been paid in full. This guaranty shall be reinstated if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender, or any other Person upon the insolvency, bankruptcy or reorganization of the

Borrower, any Guarantor or otherwise, all as though such payment had not been made. This guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations (other than inchoate indemnity obligations) and shall not terminate for any reason prior to the Maturity Date (other than payment in full of the Guaranteed Obligations) and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Lender, and its successors, and permitted pledgees, transferees and assigns.
11.Participation Rights in Specified Equity Offering. While this Note is outstanding, if the Borrower conducts a Specified Equity Offering, the Lender shall, in addition to any other participation rights it may have, have the right, but not the obligation, to participate in such Specified Equity Offering on the same terms and conditions as other participating investors, in an amount up to the then-outstanding principal amount of this Note, together with any accrued and unpaid interest thereon. If the Lender participates in such Specified Equity Offering, the Lender shall have the right to require the Borrower to use the net cash proceeds received from the Lender in such Specified Equity Offering to make a mandatory prepayment of this Note. Such mandatory prepayment shall be made promptly (and in any event within 10 Business Days) after the Borrower's receipt of such proceeds, and shall be applied first to accrued and unpaid interest on this Note, and then to the outstanding principal balance hereof. Notwithstanding the foregoing, the Lender’s right to participate in a Specified Equity Offering and the Borrower’s mandatory prepayment obligations hereunder shall be subject in all respects to compliance with applicable Nasdaq rules and regulations (if any), including, without limitation, any limitations on pricing and/or the number of shares issuable to the Lender in connection with such equity offering. For the avoidance of doubt, in the case of a rights offering made to existing equity holders of the Borrower, the rights granted under this provision shall be in addition to any rights the Lender may have to participate in such offering by virtue of its existing equity ownership in the Borrower, if any.
12.Most Favored Nation. Borrower represents, warrants and covenants that no other Subordinated Lender has or will be granted terms or conditions as to Subordinated Debt that are more favorable than those provided to the Lender under this Note (“More Favorable Terms”). This covenant remains in effect during the term of this Note. If the Borrower enters into an agreement granting More Favorable Terms to another Subordinated Lender, this Note is automatically amended to incorporate those terms, giving the Lender the full benefit. The Borrower must notify the Lender within ten business days of executing such an agreement, providing a copy of the relevant document or documents. The Lender has the right, within ten business days of receiving such notice, to decline any amended term or condition, in which case the original term or condition will continue to apply.
13.Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any other remedy given hereunder or thereunder or any remedy existing at law or in equity or by statute or otherwise.
14.Notices. All notices, requests, demands, consents and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the other party, (b) the next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed as set forth below, as applicable, provided that the sending party receives confirmation of delivery from such delivery service or (c) three Business Days after deposit with the United States Post Office, postage prepaid, addressed to the Borrower at 2677 E Willis Road, Chandler, AZ 85286; or to the Lender at [___], or at such other address as such party may designate by three Business Days’ advance written notice to the other party.
15.Amendments. This Note may not be amended, modified or supplemented except by an instrument in writing signed by the Borrower and the Lender and, if required by the Subordination Agreement, the Senior Agent.
16.Successors; Assignments; Third-Party Beneficiary. This Note, and the rights and obligations provided for hereunder, shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and permitted assigns. This Note and the rights and obligations hereunder shall not be assignable or delegable by the Borrower or the Lender without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned or delayed), and any attempted assignment or delegation without such consent shall be null and void. The Subordination Agreement shall survive any such assignment or delegation, and the terms of the Subordination Agreement shall be binding upon the successors and assigns of the Lender and the Borrower. The Senior Agent is a third-party beneficiary of this Note.
17.Governing Law; Submission to Jurisdiction; Venue.
(a)THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER, OR RELATED TO, THIS NOTE (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT, (B) WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY NEW YORK STATE COURT OR IN ANY SUCH FEDERAL COURT, (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND (D) AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES HERETO AGREES THAT SERVICE OF PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO RELEVANT ADDRESS SET FORTH IN SECTION 14 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT.
(c)EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS NOTE OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER.

18.Severability. If any provision of this Note shall be held by any court of competent jurisdiction to be illegal, invalid, or unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be illegal, invalid, or unenforceable, and such illegality, invalidity, or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Note.
19.Rights and Remedies. All rights and remedies hereunder are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.
20.Final Agreement. This Note constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
21.Definitions.
(a)“Business Day” means a day on which commercial banks are not authorized or required to close in the State of New York.
(b)“Change of Control” means any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than a Permitted Holder, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than the greater of (x) 40.0% or more of the capital stock of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) (the “Voting Stock”) and (y) the percentage of Voting Stock owned, directly or indirectly, beneficially by the Permitted Holders.
(c)“Change of Control Triggering Event” occurs if both of the following are true at the same time: (i) a Change of Control has occurred and is continuing; and (ii) either (x) the Senior Debt has been Paid in Full pursuant to terms thereof, or (y) following a Modification of the Senior Debt, the Senior Agent (if there is one) is not Oaktree and less than $25,000,000 of the principal amount of the Senior Debt is held by Qualified Senior Lenders.
(d)“Excluded Offering” means any offering of Equity Interests issued: (i) pursuant to or upon the exercise of awards granted under an equity plan or incentive plan approved by the board of directors of the Borrower, whether on Form S-8 or otherwise; (ii) upon the exercise of any warrants, options, rights (including pursuant to this Note) or exercisable, convertible or convertible instrument outstanding as of the Effective Date (but not the exercise of rights issued pursuant to a rights offering); (iii) in connection with a merger, acquisition, bona fide third-party commercial arrangement or other similar strategic transaction; (iv) in connection with a split, division or dividend; (v) to financial institutions, lenders, noteholders or lessors in connection with credit arrangements, equipment or inventory financings or similar transactions; and (vi) to the lessor or vendor in any office lease or equipment lease or similar equipment financing transaction in which the Borrower obtains the use of such office space or equipment for its business. In addition, for the avoidance of doubt, “Excluded Offerings” also include the filing of any registration statement of the Borrower with the SEC registering securities of the Borrower, or the filing of any amendments or supplements thereto, provided that the determination of whether sales under any such registration statement are Excluded Offerings will be determined based on the preceding clauses (i) to (vi) hereof.
(e)“Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Borrower and the Guarantors, taken as a whole, (b) a material adverse effect on the ability of the Borrower and the

Guarantors (taken as a whole) to perform their respective payment obligations under this Note or (c) a material adverse effect on the rights and remedies of the Lender under this Note.
(f)“Permitted Holders” means collectively (i) Mark Cohen, William Coulter and Mark Tkach and their respective spouses, children, grandchildren and other immediate family members and personal representatives of their estates or trusts of which they or their respective spouses, children, grandchildren, or other immediate family members are the sole beneficiaries (in each case, directly or indirectly, including through one or more investment vehicles), (ii) the Qualified Senior Lenders, and (iii) any transferee of a Permitted Holder.
(g)“Specified Equity Offering” means any offering of Qualified Equity Interests made to the Lender and other investors, other than an Excluded Offering.

[Signature Pages to follow]

BORROWER:
RIDENOW GROUP, INC.

By:
Name:    Michael Quartieri
Title:    Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

GUARANTORS:

BJ MOTORSPORTS, LLC, a Nevada limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

C & W MOTORS, INC., an Arizona corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

CMG POWERSPORTS, INC., a Delaware corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

DHD ALLEN, L.L.C., a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

DHD GARLAND, L.L.C., a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

EAST VALLEY MOTORCYCLES, LLC, an Arizona limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

ECHD MOTORCYCLES, LLC, a California limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

GLENDALE MOTORCYCLES, LLC, an Arizona limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

IOT MOTORCYCLES, LLC, an Arizona limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RHND OCALA, LLC, a Florida limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RIDE NOW, LLC, a Nevada limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RIDE NOW-CAROLINA, LLC, a North Carolina limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

RIDE USA, L.L.C., a Florida limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RN TRI-CITIES, LLC, a Washington limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RN-GAINESVILLE, LLC, a Florida limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RNKC LLC, a Kansas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

RNMC DAYTONA, LLC, a Florida limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

TC MOTORCYCLES, LLC, a Florida limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

TOP CAT ENTERPRISES, L.L.C., an Arizona limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

TUCSON MOTORSPORTS, INC., an Arizona corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

TUCSON MOTORCYCLES, INC., an Arizona corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

COYOTE MOTORSPORTS-ALLEN, LTD., a Texas limited partnership, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

COYOTE MOTORSPORTS-GARLAND, LTD., a Texas limited partnership, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

DLV MOTORCYCLE, LLC, a Nevada limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

INDTUC, LLC, an Arizona limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RNAJ, LLC, an Arizona limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

AMERICA’S POWERSPORTS, INC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

NORTH COUNTY 355 HOLDINGS, INC, a Delaware corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

SAN DIEGO HOUSE OF MOTORCYCLES, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FUN CENTER 355 HOLDINGS, INC, a Delaware corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

WOODS FUN CENTER, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

APS TEXAS HOLDINGS, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

APS AUSTIN HOLDINGS, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

APS OF TEXAS LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

APS OF OKLAHOMA LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FORT THUNDER 355 HOLDINGS, INC, a Delaware corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

POWDER KEG 355 HOLDINGS, INC., a Delaware corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

APS OF OHIO, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

GEORGETOWN 355 HOLDINGS, INC., a Delaware corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

APS OF GEORGETOWN, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

RMBL TEXAS, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

WHOLESALE EXPRESS, LLC, a Tennessee limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RUMBLEON DEALERS, INC., a Delaware corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

WHOLESALE, INC., a Tennessee corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

RUMBLEON FINANCE, LLC, a Nevada limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RMBL EXPRESS, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

AUTOSPORT USA, INC, a Delaware corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

NEXTGEN PRO, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

RUMBLEON TENNESSEE, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RMBL MISSOURI, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

JJB PROPERTIES, L.L.C., an Arizona limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

BAYOU MOTORCYCLES, LLC, a Louisiana limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

RIDE NOW 5 ALLEN, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RIDENOW POWERSPORTS TALLAHASSEE, LLC, a Florida limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

METRO MOTORCYCLE, INC., an Arizona corporation, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

YSA MOTORSPORTS LLC, an Arizona limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS CANTON, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS DALLAS LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

FREEDOM POWERSPORTS DECATUR LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS FORT WORTH, LLC, a Texas limited liability company, as a Guarantor

By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS HUNTSVILLE, LLC, an Alabama limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS JOHNSON COUNTY, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

FREEDOM POWERSPORTS LEWISVILLE LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS MCDONOUGH, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS MCKINNEY LLC, a Texas limited liability company, as a Guarantor

By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS ALPHARETTA, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

FREEDOM POWERSPORTS FARMERS BRANCH, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS DENTON, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FREEDOM POWERSPORTS REAL ESTATE LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

EA POWERSPORTS HURST LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

FPS RE DALLAS, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FPS RE HUDSON OAKS, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FPS RE HURST, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FPS RE ATHENS, LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

FPS RE FORT WORTH, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FPS RE LEWISVILLE, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FPS RE MCDONOUGH, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

FPS RE MCKINNEY, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

FPS RE BURLESON, LLC, a Texas limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RO FAIRWINDS, LLC, a Florida limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

RIDENOW MASSACHUSETTS LLC, a Delaware limited liability company, as a Guarantor
By:
	Name:	Michael Quartieri
	Title:	Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Unsecured Promissory Note

ACKNOWLEDGED AND AGREED:
LENDER:
[__], as the Lender

By:
Name:    [●]
Title:    [●]

Signature Page to Unsecured Promissory Note

SCHEDULE A

LENDER ACCOUNT INFORMATION

[___] – Account Information:
WIRING INSTRUCTIONS
(Wire & ACH)

Financial Institution:
[___]

ABA No.
[___]

Account Name:
[___]

Account Number:
[___]

Contact Information:
[___]